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Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in InfoVista's Registration Statement on Form S-8 (No. 333-12256) and Registration Statement on Form S-8 (No. 333-81300) of our report dated July 23, 2002 relating to InfoVista's financial statements, which appears in InfoVista's Annual Report on Form 20-F for the year ended June 30, 2002.

Paris, December 19, 2002

Coopers & Lybrand Audit
Member of PriceWaterhouseCoopers

/s/ JEAN-FRANÇOIS CHÂTEL Jean-François Châtel Partner

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  Exhibit 10.1
CONSENT OF INDEPENDENT ACCOUNTANTS